UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_____________

FORM 8-K
_____________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
 THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 4, 2011

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation)	1-14174 (Commission File No.)	58-2210952 (I.R.S Employer Identification No.)

Ten Peachtree Place NE Atlanta, Georgia 30309
 (Address and zip code of principal executive offices)

404-584-4000
 (Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]                           Written communications pursuant to Rule 425 under the Securities Act.
[   ]                           Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
[   ]                           Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
[   ]                           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Following the proposed merger of AGL Resources Inc. (“AGL”) with Nicor Inc. (the “Merger”), AGL will assume Nicor’s 401(k) plans (the “Nicor 401(k) Plans”).  In connection with the Merger, all Nicor common stock in the Nicor 401(k) Plans will be converted into shares of AGL common stock and cash.  While the trustee of the Nicor 401(k) Plans is taking the steps necessary to process and implement this conversion of shares, the participants in the Nicor 401(k) Plans will be unable to direct or diversify investments in or out of the Nicor/AGL common stock fund, which constitutes a “blackout period” for the Nicor 401(k) Plans (the “401(k) Plan blackout period”).

The 401(k) Plan blackout period may last for more than three business days, and it is expected that the number of participants in the Nicor 401(k) Plans will constitute more than 50% of the total number of participants in all such plans sponsored by AGL following completion of the proposed merger.  Accordingly, pursuant to the Securities and Exchange Commission’s Regulation BTR, a corresponding blackout period will be imposed on all of AGL’s directors and executive officers with respect to equity securities acquired in connection with their service to AGL.

On November 4, 2011, AGL sent a notice to its directors and executive officers informing them of the applicable blackout period, during which time they will be prohibited from engaging in transactions in AGL equity securities acquired in connection with their service to AGL and its affiliates (the “Notice”).  AGL directors and executive officers were informed that the 401(k) Plan blackout period is not known at this time, but it will commence at 12 p.m. central time, on the trading date immediately before the Merger closing date.

AGL provided the Notice to its directors and executive officers pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission’s Regulation BTR.  A copy of the Notice, which includes the information specified in Rule 104(b) of Regulation BTR, is attached as Exhibit 99.1 and incorporated herein by reference.

Inquiries regarding the 401(k) blackout period should be directed to Paul Shlanta, at AGL Resources Inc., Ten Peachtree Place, NE, Atlanta, Georgia 30309; telephone number (404) 584-3430.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.                      Description______________________________________________

99.1	Notice to Directors and Executive Officers of AGL Resources Inc. Concerning Limitations on Trading in AGL Resources Inc. Securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)

Date:  November 4, 2011

By: /S/ Andrew W. Evans
Andrew W. Evans
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.                                Description

99.1	Notice to Directors and Executive Officers of AGL Resources Inc. Concerning Limitations on Trading in AGL Resources Inc. Securities.